UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2021 (January 8, 2021)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors; Election of Directors.

On January 8, 2021, in anticipation of the closing (the “Closing”) of the previously announced combination of International Flavors & Fragrances Inc. (“IFF”) and the Nutrition & Biosciences business of DuPont de Nemours, Inc. (“DuPont”), the Board of Directors (the “Board”) of IFF elected Kathryn J. Boor, Edward D. Breen, Carol A. Davidson, Ilene Gordon, Matthias Heinzel and Kare Schultz to the Board with effect upon the Closing. Dr. Boor, Mr. Breen, Mr. Davidson, Ms. Gordon, Mr. Heinzel and Mr. Schultz will each serve as DuPont director designees for the combined company pursuant to that certain Agreement and Plan of Merger, dated as of December 15, 2019, by and among DuPont, Nutrition & Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of DuPont, IFF, and Neptune Merger Sub I Inc., a Delaware corporation and wholly owned subsidiary of IFF.

The Board also appointed Mr. Davidson to the Audit Committee of the Board, Ms. Gordon to the Compensation Committee of the Board, and Mr. Breen and Mr. Schultz to the Nominating and Governance Committee of the Board, in each case with effect upon the Closing.

Dr. Boor, age 62, is the Dean of the Graduate School and Vice Provost for Graduate Education at Cornell University. Prior to her appointment to her current role on October 1, 2020, Dr. Boor served as the Ronald P. Lynch Dean of the College of Agriculture and Life Sciences at Cornell University since 2010. Dr. Boor has served as a member of the Board of Directors of Seneca Foods Corporation since January 2019. Dr. Boor also serves on various other boards and councils including the US-Israel Binational Agricultural Research and Development Fund, the Foundation for Food and Agriculture Research, the International Life Sciences Institute, and the Boyce Thompson Institute. Dr. Boor earned a B.S. in Food Science from Cornell University, an M.S. in Food Science from the University of Wisconsin and a Ph.D. in Microbiology from the University of California, Davis.

Mr. Breen is the Executive Chair and Chief Executive Officer of DuPont. Further biographical information regarding Mr. Breen is included in the registration statement on Form S-4 and the prospectus included therein, dated December 31, 2020, filed by IFF in connection with the transaction.

Mr. Davidson is the retired Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd. Further biographical information regarding Mr. Davidson is included in the registration statement on Form S-4 and the prospectus included therein, dated December 31, 2020, filed by IFF in connection with the transaction.

Ms. Gordon, 67, is the retired Chairman, President and Chief Executive Officer of Ingredion Incorporated since August 2018. Ms. Gordon previously served as Executive Chairman of the Board of Ingredion Incorporated from January 2018 to July 2018, and Chairman of the Board, President and Chief Executive Officer from May 2009 to December 2017. Ms. Gordon has served as a member of the Board of Directors of International Paper Company since 2012 and Lockheed Martin Corporation since 2016. Ms. Gordon was President and Chief Executive Officer of Rio Tinto’s Alcan Packaging, a multinational business unit engaged in the production of flexible and specialty packaging, from 2007 to 2009 and held various senior management positions of increasing responsibility at its affiliate and predecessor companies from 1999 to 2007. Ms. Gordon also serves on the Board of Trustees and as Vice Chair of The Conference Board.

Mr. Heinzel currently is President, Nutrition & Biosciences at DuPont, and will, effective April 1, 2021, at the latest, join the Executive Board of Merck KGaA with board responsibility for its Life Sciences business sector. Further biographical information regarding Mr. Heinzel is included in the registration statement on Form S-4 and the prospectus included therein, dated December 31, 2020, filed by IFF in connection with the transaction.

Mr. Schultz, 59, has served as President and CEO of Teva Pharmaceutical Industries Ltd. and as a member of its Board of Directors since November 1, 2017. From May 2015 to October 2017, Mr. Schultz served as President and Chief Executive Officer of H. Lundbeck A/S. Prior to that, Mr. Schultz worked for nearly three decades at Novo Nordisk, where he served in a number of leadership roles, including Chief Operating Officer, Vice President of Product Supply and Director of Product Planning and Customer Services in the Diabetes Care Division. Mr. Schultz has also held positions at McKinsey and Anderson Consulting. From 2007 to 2020, he served as a member of the Board of Directors of LEGO A/S. From 2010 to 2017, he served as Chairman of the Board of Directors of Royal Unibrew A/S and during 2017 he served on the Board of Directors of Bitten og Mads Clausens Fond, the holding vehicle for Danfoss A/S. Mr. Schultz received a master’s degree in economics from the University of Copenhagen.

Dr. Boor, Mr. Breen, Mr. Davidson, Ms. Gordon, Mr. Heinzel and Mr. Schultz will participate in the non-employee director compensation arrangements described in IFF’s 2020 Proxy Statement, which was filed with the Securities and Exchange Commission on March 24, 2020.

On January 8, 2021, the Board also accepted the resignations of Marcello V. Bottoli, David R. Epstein, Katherine M. Hudson and Dr. Li-Huei Tsai from the Board with effect upon the Closing.

Item 7.01	Regulation FD Disclosure.

On January 11, 2021, IFF issued a press release regarding the elections and resignations from the Board. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On January 11, 2021, IFF released investor materials for use in investor discussions. The presentation slides are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated January 11, 2021 of International Flavors & Fragrances Inc.

99.2	Investor Presentation dated January 11, 2021 of International Flavors & Fragrances Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
Name:	Nanci Prado
Title:	Deputy General Counsel
Dated:	January 11, 2021